UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 13, 2011

Washington Federal, Inc.

(Exact name of registrant as specified in its charter)

Washington	001-34654	91-1661606
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 Pike Street, Seattle, Washington		98101
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (206) 624-7930

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On January 13, 2011, Washington Federal, Inc. (the “Company”) announced by press release its earnings for the quarter ended

December 31, 2010. A copy of the press release is attached hereto as Exhibit 99.1. A copy of the December 31, 2010 Fact Sheet which presents certain detailed financial information about the Company is attached hereto as Exhibit 99.2.

Item 7.01.	Regulation FD Disclosure

A copy of the December 31, 2010 Fact Sheet which presents certain detailed financial information about the Company is attached hereto as Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

99.1	Press release dated January 13, 2011.

99.2	Fact Sheet as of December 31, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON FEDERAL, INC.

Dated: January 14, 2011	By:	/S/ BRENT J. BEARDALL
Brent J. Beardall
Executive Vice President and Chief Financial Officer